SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  July 30, 2002
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                        (Date of earliest event reported)




                         Progress Financial Corporation
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             (Exact name of registrant as specified in its charter)
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Delaware                            0-14815                        25-2413363
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(State of other jurisdiction  (Commission File Number)         (IRS Employer
  of incorporation)                                            Identified No.)


4 Sentry Parkway, Suite 200, Blue Bell, Pennsylvania            19422-0764
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(Address of principal executive offices)                      (Zip Code)



                                 (610)-825-8800
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              (Registrant's telephone number, including area code)



                                 Not Applicable
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(Former name,former address and former fiscal year,if changed since last report)



                         Exhibit Index appears on page 4

Item 5.           Other Events


     On July 30, 2002, Progress Financial Corporation declared quarterly cash dividend of $.05 per share to shareholders of record on August 9, 2002, to be paid on August 23, 2002. For further information, see the press release attached as Exhibit 99(a) and incorporated herein by reference.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         PROGRESS FINANCIAL CORPORATION





Dated:   July 30, 2002        By:     /s/ Michael B. High
                                    --------------------------------------------
                                     Michael B. High
                                     Chief Operating Officer and
                                     Chief Financial Officer

                                  EXHIBIT INDEX




  Exhibit Number                                  Description


       99(a)                         Press Release on dividend declaration
                                     issued on July 30, 2002.

                                  Exhibit 99(a)

                      Press Release on dividend declaration
                             issued on July 30, 2002

                                                         Exhibit 99(a)

NEWS RELEASE

Contact: Michael B. High, Chief Operating Officer and CFO
         (610) 941-4804
         Dorothy Jaworski, Director of Investor Relations
         (484) 322-4822

For immediate release:

              Progress Financial Corporation Declares Cash Dividend


     Blue Bell, PA, July 30, 2002- The Board of Directors of Progress Financial Corporation (the "Company" - Nasdaq: PFNC) has reinstated its quarterly cash dividend on its common stock, according to W. Kirk Wycoff, Chairman, President and Chief Executive Officer. Wycoff stated, "We are pleased to reinstate our dividend as continuing evidence that our earnings and Company prospects continue to improve." The cash dividend of $.05 per share will be paid on August 23, 2002 to shareholders of record on August 9, 2002.

     Progress Financial Corporation is a unitary thrift holding company headquartered in Blue Bell, Pennsylvania. The business of the Company consists primarily of the operation of Progress Bank, which serves businesses and consumers through twenty full service offices. The Company also offers financial planning services, life insurance, and investments through Progress Financial Resources, Inc., headquartered in Philadelphia, Pa. In addition, the Company receives fees for financial and operational management consulting services for commercial clients through KMR Management, Inc. located in Willow Grove, Pa. The Company's common stock is traded on The Nasdaq Stock Market under the Symbol "PFNC".

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